FORM OF NORD VOTING AGREEMENT

          THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of October 23, 2006, by and among (i) Platinum Diversified Mining USA, Inc., a Delaware corporation (together with its successors and permitted assigns, “PDM USA”), (ii) NORD Resources Corporation, a Delaware corporation (together with its successors, “NORD”), and (iii) the undersigned stockholders of NORD (each, solely in its capacity as such a stockholder, a “Stockholder”).

R E C I T A L S

          WHEREAS, Platinum Diversified Mining, Inc., a Cayman Islands corporation (“PDM”), PDM USA, its wholly-owned subsidiary, PDM Merger Corp., a Delaware corporation (together with its successors, “Merger Sub”), NORD are as of the date hereof making and entering into that certain Agreement and Plan of Merger made and entered into as of October 23, 2006 (as amended, modified or supplemented from time to time, the “Merger Agreement”);

          WHEREAS, the Merger Agreement provides for the merger of Merger Sub with and into NORD, with NORD as the surviving company and a wholly-owned subsidiary of PDM USA (the “Merger”);

          WHEREAS, each Stockholder is the beneficial owner of such number of shares of capital stock of NORD as is indicated on such Stockholder’s signature page to this Agreement;

          WHEREAS, approval of the Merger and the other agreements expressly contemplated by the Merger Agreement (the “Related Agreements”) by the stockholders of NORD are conditions precedent to the obligation of PDM, PDM USA and NORD to consummate the Merger and the execute and deliver the Related Agreements;

          WHEREAS, the execution and delivery of this Agreement by the Stockholders is a condition precedent to the execution and delivery by PDM and PDM USA of the Merger Agreement and constitutes a material inducement for PDM and PDM USA therefor; and

          WHEREAS, in consideration of and as a condition to the execution of the Merger Agreement by PDM and PDM USA, each Stockholder (solely in its capacity as such) agrees to vote the Shares and New Shares (as such term is defined below) of NORD over which such Stockholder has voting power so as to facilitate consummation of the transactions contemplated by the Merger Agreement and the Related Agreements.

A G R E E M E N T

          NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          1.      Certain Definitions. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

                    (a)      “Expiration Date” means the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article VII thereof, (ii) the Effective Time, and (iii) the written agreement of the parties hereto.

                    (b)      “Merger Votes” means votes on each of the following:

                              (1)      in favor of approval and adoption of the Merger, the Merger Agreement (including any amendment thereto approved by the Board of Directors of NORD), the Related Agreements and any matter that could reasonably be expected to facilitate the Merger;

                              (2)      against any proposal or action that could reasonably be expected to delay, impede or interfere with the approval of the Merger, including (i) any merger, consolidation, sale of assets, reorganization or recapitalization of NORD with any party other than PDM USA and Merger Sub and their affiliates, and (ii) any liquidation or winding up of NORD, in each case except as provided in the Merger Agreement; and

                              (3)      against any action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation of NORD under the Merger Agreement or any Related Agreement to which NORD is a party or signatory.

                    (c)      “New Shares” means, with respect to any Stockholder, all shares of capital stock of NORD that such Stockholder purchases or with respect to which such Stockholder otherwise acquires beneficial ownership after the date hereof, including (i) any shares acquired by gift or succession or means of dividend or distribution, and (ii) any shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of any securities which are convertible into, or exercisable or exchangeable for, shares of capital stock of NORD.

                    (d)      “Shares” means, with respect to any Stockholder, all shares of capital stock of NORD beneficially owned by such Stockholder as of the date of this Agreement.

          2.      Restrictions on Transfer of Shares.

                    (a)      Restrictions on Transfer of Shares. Except as otherwise contemplated by the Merger Agreement, each Stockholder agrees not to cause or permit, or to attempt to effect, directly or indirectly, any transfer of or Encumbrance on its Shares or New Shares, and any such purported transfer or Encumbrance shall be null and void ab initio.

                    (b)      Transfer of Voting Rights. Except as otherwise contemplated by the Merger Agreement or the Related Agreements, each Stockholder agrees not to (i) deposit (or permit the deposit of) any Shares or New Shares in a voting trust, or (ii) grant any proxy or power of attorney or enter into any voting agreement or similar agreement or authorization in contravention of its obligations under this Agreement with respect to any Shares or New Shares.

                    (c)      No Conflicts. Each Stockholder shall not take any other action that would in any way restrict, limit or interfere or conflict with the performance of its obligations under this Agreement.

          3.      Agreement to Vote Shares. At every meeting of the stockholders of NORD, however called, and at every adjournment or postponement thereof, and for every action or approval by consent of the stockholders of NORD, in each case related or potentially related to the Merger Votes, each Stockholder (solely in its capacity as such) shall (A) sign and deliver such consent to PDM USA if consistent with the Merger Votes, (B) not sign such consent if inconsistent with the Merger Votes, (C) appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and (D) vote, or cause to be voted, its Shares and, if applicable, its New Shares, strictly in accordance with the Merger Votes.

          4.      Irrevocable and Exclusive Proxy. Concurrently with the execution and delivery of this Agreement, each Stockholder agrees to deliver to PDM USA a duly executed Irrevocable Proxy and Power Of Attorney substantially in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable during the term of this Agreement to the fullest extent permissible by law, with respect to the Shares and the New Shares. Each Stockholder expressly acknowledges that the Proxy is coupled with an interest. Each Stockholder hereby revokes any and all prior proxies, powers of attorney or similar authorizations in respect of any Shares to the extent related to the Merger Votes.

          5.      Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants to PDM and PDM USA as follows:

                    (a)      Title to Securities. Such Stockholder is the beneficial owner and, to the extent indicated, record holder of the shares of capital stock of NORD and the options, warrants, convertible notes and other convertible securities of NORD indicated on the signature page hereof, free and clear of any Encumbrance that, in each case, would deprive PDM and PDM USA of the benefits of this Agreement. Such Stockholder has identified on the signature page of this Agreement any nominee or agent or other Person in whose name any Shares beneficially owned by such Stockholder are held, and contact information relating to such Person.

                    (b)      No Other Securities. Such Stockholder does not beneficially own any securities of NORD other than the shares of capital stock of NORD and the options, warrants, convertible notes and other convertible securities of NORD indicated on the signature page hereof.

                    (c)      Authorization. Such Stockholder has the full power and authority (if an Entity), or the full legal capacity (if an individual), to make, enter into and carry out the terms of this Agreement and the Proxy. This Agreement and the Proxy have been duly executed and delivered by such Stockholder and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms.

                    (d)      No Conflicts or Consents. The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder will not, (i) conflict with or violate any law or order applicable to such

Stockholder or to which it or any of its properties is or may be subject or affected, or (ii) result in or constitute a breach of, or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Shares or New Shares pursuant to, any contract to which such Stockholder is a party or by which such Stockholder or any of its affiliates or property is or may be bound or affected. The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder will not, require any consent of any Person.

          6.      Covenants of Parent.

                    (a)      No Registration of Transfers. NORD shall not register the transfer of any Shares or New Shares, or any convertible securities of NORD, of any Stockholder on the stock record books, records or ledgers of NORD at any time prior to the Expiration Date. NORD shall issue stop-transfer instructions to each transfer agent (if any) for any class or series of its capital stock, instructing each such transfer agent not to register any transfer of any such Shares or New Shares during the term hereof except in compliance with the terms of this Agreement.

                    (b)      Filing of Proxies. NORD shall promptly file each Proxy with the corporate secretary of NORD.

                    (c)      Notice of Conflict. NORD shall notify PDM USA as soon as practicable, but in any event within one business day, if it receives (i) any proxy, power of attorney or similar authorization or any revocation which purports to revoke or otherwise conflicts with any Proxy, or (ii) any request or notice of transfer of any Shares or New Shares of any Stockholder.

          7.      New Shares. NORD and each Stockholder agree that New Shares shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares. Each Stockholder shall promptly, and in any event within two business days, notify PDM USA of the number of New Shares it acquires from time to time.

          8.      Permitted Activities. Nothing in this Agreement shall be construed to (i) require any Stockholder to exercise any option, warrant or other Security to acquire shares of capital stock of NORD, or (ii) prohibit any Stockholder from engaging in a net exercise of any option, warrant or other security to acquire shares of capital stock of NORD in accordance with the terms thereof.

          9.      Further Assurances. From time to time, at PDM USA’s request and without consideration, each Stockholder and NORD shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions and appointments contemplated by this Agreement. Without limiting the generality of the foregoing, each Stockholder (solely in its capacity as such) shall execute and deliver any additional documents and instruments as necessary or desirable, in the reasonable opinion of PDM USA, to carry out the intent of this Agreement, including executing another or different appointment of proxy.

          10.      Miscellaneous.

                    (a)      Term. This Agreement shall be effective as of the date hereof. This Agreement shall terminate, and have no further force or effect, as of the Expiration Date; provided that such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

                    (b)      Titles and Headings. The section and paragraph titles and headings contained herein are inserted purely as a matter of convenience and for ease of reference and shall be disregarded for all other purposes, including the construction, interpretation or enforcement of this Agreement or any of its terms or provisions.

                    (c)      Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto. Each of the Stockholders, NORD and PDM USA hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

                    (d)      Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is adjudged by a court, tribunal or other governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the parties agree that such governmental body, arbitrator or mediator making such determination shall have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

                    (e)      Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned without the prior written consent of each other party hereto. Any assignment in violation of the preceding sentence shall be null and void and of no force or effect. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

                    (f)      Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

                    (g)      No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance. No waiver by any party of any default, misrepresentation or breach hereunder, whether intentional or not, shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced, and no such waiver shall be deemed to extend to any prior or subsequent default, misrepresentation or breach hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

                    (h)      Specific Performance; Injunctive Relief. Each of the parties hereto acknowledges and agrees that any breach or non-performance of, or default under, any of the terms and provisions hereof would cause substantial and irreparable damage to the other parties, and that money damages would be an inadequate remedy therefor. Accordingly, each of the parties hereto agrees that each of them shall be entitled to seek equitable relief, including specific performance and injunctive relief, in the event of any such breach, non-performance or default in any action or proceeding instituted in any court of the United States or any state having competent jurisdiction, or before any arbitrator, in addition to any other remedy to which such party may be entitled, at law or in equity.

                    (i)      Notices. All notices and other communications hereunder shall be made and delivered as set forth in Section 9.2 of the Merger Agreement, provided that for each Stockholder the address shall be as set forth on the signature page hereof below such Stockholder’s signature.

                    (j)      Governing Law. This Agreement and the performance of the transactions and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts negotiated, executed and to be performed entirely within such State.

                    (k)      Third-Party Beneficiaries. This Agreement is made solely for the benefit of the parties to this Agreement and their respective permitted successors and assigns, and no other Person shall have or acquire any right or remedy by virtue hereof except as otherwise expressly provided herein.

                    (l)      Consent to Jurisdiction; Venue. The terms and provisions of Section 9.8 (Consent to Jurisdiction; Venue) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein, except that each party hereto submits to the exclusive jurisdiction of the federal courts located in Denver, Colorado.

                    (m)      Counterparts. This Agreement may be executed in two or more original or facsimile counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

                    (n)      Facsimile Execution. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

PLATINUM DIVERSIFIED MINING USA, INC.

By: /s/ Bobby E. Cooper
Name: Bobby E. Cooper
Title: Chief Executive Officer

NORD RESOURCES CORPORATION

By: /s/ Ronald A. Hirsch
Name: Ronald A. Hirsch
Title: Chairman

[ STOCKHOLDER SIGNATURE PAGES FOLLOW ]

STOCKHOLDER:

/s/ Stephen D. Seymour
Stephen Seymour

Print Address and Facsimile Number:

_____________________________________
_____________________________________
_____________________________________

List of all shares of capital stock of NORD and any options, warrants, convertible notes and other securities beneficially owned, including the name and contact information of any nominee or agent or other Person in whose name any such shares, options, warrants, notes or securities are held of record:

Description of Security	Name of Registered Owner	Number of Securities Beneficially Owned
Common Stock	Stephen Seymour	3,337,657 (1)
Stock Options	Stephen Seymour	Nil
Warrants	Stephen Seymour	1,130,000
Convertible Notes	Stephen Seymour	330,000 (2)

(1)

Mr. Seymour beneficially owns 3,337,657 shares of our common stock, of which 1,575,000 shares are held by a trust of which Mr. Seymour is the co-trustee, 320,757 shares are held jointly with his spouse and 36,300 shares are owned by his spouse.

(2)

Mr. Seymour is the holder of convertible promissory notes in the principal amount of $66,000 to that are convertible into 330,000 shares of our common stock based upon a conversion price of $0.20 per share.

EXHIBIT A

to
Voting Agreement
among
Platinum Diversified Mining USA, Inc.,
NORD Resources Corporation
and
the Stockholders

[See Attached]

IRREVOCABLE PROXY AND POWER OF ATTORNEY

          The undersigned holder of shares (“Stockholder”) of NORD RESOURCES CORPORATION, a Delaware corporation (together with its successors, “Parent”), hereby irrevocably (to the fullest extent permitted by law) constitutes and appoints Thomas Loucks, an individual resident of the State of Colorado, and Bobbi Cooper, an individual resident of the State of Arizona, and either of them or each of their respective nominees, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution and resubstitution, for and in its name, place and stead, solely and exclusively to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to the matters referred to in Section 4 of this Proxy, including the right to sign its name (solely in its capacity as a stockholder) to any consent, certificate or other document relating to NORD that the Delaware General Corporation Law may permit or require as provided in Section 4 of this Proxy, for all Shares (as defined below), all in accordance with the terms of this Proxy.

          1.      The following capitalized terms, whenever used in this Proxy, shall have the meanings ascribed to them below:

                    (a)      “Expiration Date” means the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VII thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (iii) the termination of the Voting Agreement by written agreement of the parties thereto.

                    (b)      “Merger Agreement” means that certain Agreement and Plan of Merger, made and entered into as of the date hereof, by and among NORD, PDM Merger Corp., a Delaware corporation and wholly-owned subsidiary of PDM USA (together with its successors and permitted assigns, “Merger Sub”), and certain other parties, as amended, modified or supplemented from time to time.

                    (c)      “New Shares” means any shares of NORD that the undersigned Stockholder purchases or with respect to which the undersigned Stockholder otherwise acquires beneficial ownership after the date hereof and prior to the Expiration Date, including, without limitation, any shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of any shares, warrants, options, notes or other securities held by the undersigned Stockholder which are convertible into, or exercisable or exchangeable for, shares of NORD.

                    (d)      “PDM USA” means Platinum Diversified Mining USA, Inc., a Delaware corporation, together with its successors under the Voting Agreement.

                    (e)      “Shares” means shares of capital stock of NORD (including all shares issuable upon the exercise or conversion of options, warrants, convertible notes and other rights to acquire such shares) beneficially owned by the undersigned Stockholder as of the date of the Voting Agreement.

                    (f)      “Voting Agreement” means that certain Voting Agreement, made and entered into as of even date herewith by and among NORD, PDM USA and the stockholders of Parent party thereto, as amended, modified or supplemented from time to time.

          2.      This Proxy is granted pursuant to the Voting Agreement and is granted in consideration of NORD entering into the Merger Agreement. The Merger Agreement provides for the merger of NORD with and into Merger Sub, with Merger Sub as the surviving corporation and a wholly-owned subsidiary of PDM USA (the “Merger”).

          3.      Upon the undersigned’s execution of this Proxy, any and all prior powers of attorney and proxies given by the undersigned with respect to any Shares, to the extent related to the matters set forth in Section 4 of this Proxy, are hereby revoked, and the undersigned agrees not to grant any subsequent powers of attorney or proxies with respect to the Shares or any New Shares to the extent related thereto until after the Expiration Date.

          4.      The attorneys and appointees named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and nominee to vote the Shares and any New Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares and the New Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, postponed or adjourned meeting of the stockholders of NORD and in every written consent in lieu of such meeting, and the right to sign its name (solely in its capacity as a stockholder) to any consent, certificate or other document relating to NORD that the Delaware General Corporation Law may permit or require:

                    (a)      in favor of approval and adoption of the Merger, the Merger Agreement (including any amendment, modification or supplement thereto approved by the Board of Directors of NORD), the other agreements expressly contemplated by the Merger Agreement (the “Related Agreements”), and any matter that could reasonably be expected to facilitate the Merger;

                    (b)      against any proposal or action that could reasonably be expected to delay, impede or interfere with the approval of the Merger, including any liquidation or winding up of NORD; in each case except as provided in the Merger Agreement;

                    (c)      against any action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation of NORD under the Merger Agreement or any Related Agreement to which NORD is a party or signatory; and

                    (d)      in favor of any other matter relating to the execution and delivery of the Related Agreements and the proper and prompt consummation of the Merger.

          5.      THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE (TO THE FULLEST EXTENT PERMITTED BY LAW) AND ARE COUPLED WITH AN INTEREST. This Proxy shall expire on the Expiration Date.

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          6.      For sake of clarification, nothing in this Proxy shall confer upon the attorneys named above the right to exercise control or direction over the voting rights attached to the Shares and the New Shares in any circumstance other than the limited circumstances expressly referred to herein. The undersigned Stockholder may vote the Shares and any New Shares on all other matters.

          7.      Any obligation of the undersigned Stockholder hereunder shall be binding upon the successors and assigns of the undersigned Stockholder.

          8.      If any term or provision of this Proxy or any part of any such term or provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such term or provision or part thereof will, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest permitted extent, (b) the invalidity or unenforceability of such term or provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such term or provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such term or provision or part thereof shall not affect the validity or enforceability of the remainder of such term or provision or the validity or enforceability of any other term or provision of this Proxy. Each term and provision of this Proxy is separable from every other term or provision of this Proxy, and each part of each term or provision of this Proxy is separable from every other part of such term or provision.

          9.      The Shares beneficially owned by the undersigned Stockholder as of the date of this Proxy are listed on the final page of this Proxy.

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          This Proxy is irrevocable (to the fullest extent permitted by law) and is coupled with an interest. This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

          IN WITNESS WHEREOF, the undersigned Stockholder has caused this Proxy to be duly executed on the day and year written next below.

Dated: October 23, 2006

Signature of Stockholder:           /s/ Stephen D. Seymour

Print Name of Stockholder:           Stephen Seymour

Print Name of Signatory (if different than name of Stockholder): _____________

Print Title of Signatory (if applicable):_________________________________

Shares Beneficially Owned:

3,337,657 shares of common stock of NORD

1,460,000 shares of common stock of NORD issuable upon exercise of outstanding options, warrants or other rights or upon conversion of outstanding notes or other convertible securities